Financial risk management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial risk management
4	Financial risk management

Overview

The Group has exposure to the following risks from its use of financial instruments:

•	credit risk;

•	liquidity risk;

•	market risk;

•	other price risks.

This note presents information about the Group’s exposure to each of the above risks, the Group’s goals, policies and processes for measuring and managing risk, and its management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.

The Board of Directors has overall responsibility for the oversight of the Group’s risk management framework.

The Group continues developing and evaluating the Group’s risk management policies with a view to identifying and analyzing the risks faced, to setting appropriate risk limits and controls, and to monitoring risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Board of Directors oversees the way management monitors compliance with the Group’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks the Group faces.

Credit risk

Credit risk is the risk of financial loss to the Group if a customer, bank or other counterparty to a financial instrument were to fail to meet its contractual obligations. It principally arises from the Group’s receivables from customers. The Group’s most significant customer, which is serviced from multiple locations and under a number of service contracts, accounted for 14% of revenues in 2018, for 14% of revenues in 2017, and for 13% in 2016.

Trade and other receivables

The Group’s exposure to credit risk is mainly influenced by the individual characteristics of each customer. The makeup of the Group’s customer base, including the default risk of the industry and the country in which customers operate, has less of an influence on credit risk.

The Group has an established credit policy under which each new customer is analyzed individually for creditworthiness before it begins to trade with the Group. If customers are independently rated, these ratings are used. If there is no independent rating, the credit quality of the customer is analyzed taking its financial position, past experience and other factors into account.

The Group’s standard terms require invoices for contracted services to be settled before the services are delivered. In addition to the standard terms, the Group provides service-fee holidays on long-term customer contracts, for which an accrued revenue balance is accounted. In the event that a customer fails to pay amounts that are due, the Group has a clearly defined escalation policy that can result in a customer’s access to their equipment being denied or in service to the customer being suspended.

In 2018, 95% (2017: 95% and 2016: 95%) of the Group’s revenue was derived from contracts under which customers paid an agreed contracted amount, including power on a regular basis (usually monthly or quarterly) or from deferred initial setup fees paid at the outset of the customer contract.

As a result of the Group’s credit policy and the contracted nature of the revenues, losses have been infrequent (see Note 20). Prior to the transition to IFRS 9, the Group established an allowance that represents its estimate of potential incurred losses in respect of trade and other receivables. This allowance is entirely composed of a specific loss component relating to individually significant exposures. After the transition to IFRS 9, the Group recognizes trade receivables at the transaction price, minus a loss allowance at an amount equal to lifetime expected credit losses.

Loans granted

The Group has granted a USD 7.5 million (excluding accrued interest) convertible loan to Icolo Ltd, a company that is investing in a green field and operating a data center business in Kenya. Interxion has the option to convert the loan into equity on the maturity date or upon occurrence of an enforcement event. Upon implementation of IFRS 9 – Financial Instruments, the convertible loan is considered a single instrument, to be carried at fair value through profit and loss. Since January 1, 2018, it has been accounted for as such.

Bank counterparties

The Group has certain obligations under the terms of its Revolving Facility Agreement and Senior Notes which limit disposal of surplus cash balances. The Group monitors its cash position, including counterparty and term risk, on a daily basis.

Guarantees

Certain of our subsidiaries have granted guarantees to our lending banks in relation to our facilities. The Company grants rent guarantees to landlords of certain of the Group’s property leases (see Note 24).

Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation or jeopardizing its future.

The majority of the Group’s revenues and operating costs are contracted, which assists it in monitoring cash flow requirements, which it does on a daily and weekly basis. Typically, the Group ensures that it has sufficient cash on demand to meet expected normal operational expenses, including the servicing of financial obligations, for a period of 60 days; this excludes the potential impact of extreme circumstances, such as natural disasters, that cannot reasonably be predicted.

All significant capital expansion projects are subject to formal approval by the Board of Directors, and material expenditure or customer commitments are made only once the management is satisfied that the Group has adequate committed funding to cover the anticipated expenditure (see Note 22).

Senior Notes

On June 18, 2018, the Company issued an aggregate principal amount of €1,000 million 4.75% Senior Notes due 2025 (the “Initial Notes”). The net proceeds of the offering were used to redeem the entire amounts relating to the €625 million Senior Secured Notes due 2020, to repay amounts drawn under our former revolving credit facilities, to pay all related fees, expenses and premiums and for other general corporate purposes. On September 20, 2018, the Company issued a further €200.0 million aggregate principal amount of 4.75% Senior Notes due 2025 (the “Additional Notes” and together with the Initial Notes, the “Senior Notes”).

The Senior Notes are governed by an indenture dated June 18, 2018, between the Company, as issuer, and The Bank of New York Mellon, London Branch, as Trustee (the “Indenture”). The Indenture contains customary restrictive covenants including, but not limited to, limitations or restrictions on our ability to incur debt, grant liens and sell assets. The restrictive covenants are subject to customary exceptions including, in relation to the incurrence of certain additional debt, a consolidated fixed charge coverage ratio (calculated as a ratio of Adjusted EBITDA to consolidated interest expense) of at least 2.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt. The Senior Notes are guaranteed by certain of the Company’s subsidiaries

On September 20, 2018, the Company issued a further €200.0 million aggregate principal amount of Senior Notes . The net proceeds of the offering amounted to €203.8 million, net of offering fees and expenses of €2.2 million. The net proceeds contained the nominal value of the Additional Notes, plus an issuance premium of 103.00%. The Additional Notes, which are guaranteed by certain subsidiaries of the Company, were issued under the Indenture pursuant to which, on June 18, 2018, the Company issued the Initial Notes.

Revolving Facility Agreement

On June 18, 2018, the Company entered into the €200.0 million revolving facility agreement (the “Revolving Facility Agreement”) between, among others, InterXion Holding N.V., the arrangers named therein and ABN AMRO Bank N.V. as agent (for the purpose of this section, the “Agent”), pursuant to which the Revolving Facility has been made available to the Company.

As at December 31, 2018, the Revolving Facility was undrawn. In the first quarter of 2019, this facility was increased by €100.0 million for a total commitment of €300.0 million.

Covenants regarding Revolving Facility Agreement

The Revolving Facility Agreement requires us to maintain a specified financial ratio. The restrictive covenants are subject to customary exceptions including, in relation to the incurrence of certain debt, a consolidated fixed charge coverage ratio (calculated as a ratio of Adjusted EBITDA to consolidated interest expense) of at least 2.00 to 1.00 on a pro forma basis for the four full fiscal quarters (taken as one period) for which financial statements are available immediately preceding the incurrence of such debt.

The Revolving Facility Agreement also includes a net leverage ratio (tested on a quarterly basis provided that the aggregate base currency amount of the outstanding loans (excluding any non-cash ancillary outstandings and any non-cash utilization) exceeds 35% of the total commitments thereunder on the applicable quarter date (the “Test Condition”)), which requires total net debt (calculated as a ratio to pro forma Adjusted EBITDA of consecutive four quarters) not to exceed 5.00 to 1.00. In addition, the Revolving Facility Agreement permits us to elect, on a one-time basis and subject to certain conditions, to adjust the financial covenant to 5.50 to 1.00 for two consecutive quarter periods (including the quarter such election is made). In addition, the Company must ensure, under the Revolving Facility Agreement, that the guarantors represent a certain percentage of Adjusted EBITDA, and a certain percentage of the consolidated net assets of the Group.

The breach of any of these covenants by the Company or the failure by the Company to maintain its leverage ratio could result in a default under the Revolving Facility Agreement. As of December 31, 2018, the Company’s consolidated fixed charge ratio was 4.01 to 1.00 and the Consolidated Total Net Leverage Ratio was 4.39 to 1.00.

The Company has remained in full compliance with all its covenants. In addition, the Company does not anticipate, in the next twelve months, any breach or failure that would negatively impact its ability to borrow funds under the Revolving Facility Agreement.

Mortgages

On January 18, 2013, the Group completed a €10.0 million financing agreement, consisting of two loans that are secured by mortgages on the PAR3 land owned by Interxion Real Estate II Sarl and the PAR5 land owned by Interxion Real Estate III Sarl and a pledge on the rights under the intergroup lease agreements between Interxion Real Estate II Sarl and Interxion Real Estate III Sarl, as lessors, and Interxion France SAS, as lessee, and are guaranteed by Interxion France SAS. The principal amounts of the mortgage loans are required to be repaid in quarterly installments collectively amounting to €167,000 of which the first quarterly installment was paid on April 18, 2013. The mortgage loans have a maturity of 15 years and a variable interest rate based on EURIBOR plus an individual margin ranging from 240 to 280 basis points. The financing agreement requires the interest rate to be fixed for a minimum of 40% of the principal outstanding amount for a minimum of six years. In April 2013, the interest rate was fixed for approximately 75% of the principal outstanding amount for a period of ten years. The financing agreement does not include any financial covenants.

On April 1, 2014, the Group completed a €9.2 million financing agreement, consisting of a loan that is secured by a mortgage on the data center property in Belgium owned by Interxion Real Estate IX N.V. and a pledge on the rights under the intergroup lease agreement between InterXion Real Estate IX N.V., as lessor, and InterXion Belgium N.V., as lessee, and is guaranteed by Interxion Real Estate Holding B.V. The principal amount of the mortgage loan is required to be repaid in quarterly installments of €153,330 of which the first quarterly installment was paid on July 31, 2014. The mortgage loan has a maturity of 15 years and a variable interest rate based on EURIBOR plus 200 basis points. The financing agreement does not include any financial covenants.

On October 13, 2015, the Group completed a €15.0 million financing agreement, consisting of a loan that is secured by a mortgage on certain data center property (FRA8 and FRA10) in Germany owned by Interxion Real Estate I B.V. and a pledge on the rights under the intergroup lease agreement between InterXion Real Estate I B.V., as lessor, and Interxion Deutschland GmbH, as lessee. The principal amount of the mortgage loan is required to be repaid in four annual installments of €1.0 million of which the first annual installment was paid on September 30, 2016, and a final installment of €11.0 million which is due on September 30, 2020. The mortgage loan has a maturity of five years and has a variable interest rate based on EURIBOR plus 225 basis points. The financing agreement includes a minimum required debt service capacity ratio of 1.20 to 1.00, based on the operations of Interxion Real Estate I B.V.

On April 8, 2016, the Group completed a €14.6 million financing agreement, consisting of a loan that is secured by a mortgage on certain data center property in Austria owned by Interxion Real Estate VII GmbH and a pledge on the rights under the intergroup lease agreement between InterXion Real Estate VII GmbH, as lessor, and Interxion Österreich GmbH, as lessee. The principal amount of the mortgage loan is required to be repaid in 177 monthly installments, increasing from €76,000 to €91,750. The mortgage loan has a maturity of fourteen years and nine months and has a variable interest rate based on EURIBOR plus 195 basis points. The financing agreement includes a minimum required debt service capacity ratio of 1.20 to 1.00, based on the operations of Interxion Real Estate VII GmbH.

On December 1, 2017, the Group renewed a €10.0 million financing agreement, entered into in 2012, consisting of a loan that is secured by a mortgage on certain data center property in The Netherlands owned by Interxion Real Estate IV B.V. The principal amount of the mortgage loan is required to be repaid in four annual instalments of €667,000 commencing in December 2018 and a final installment of €7,332,000 which is due on December 31, 2022. The mortgage loan has a variable interest rate based on EURIBOR (subject to a zero percent EURIBOR floor) plus 225 basis points. The financing agreement includes a minimum required debt service capacity ratio of 1.20 to 1.00, based on the operations of Interxion Real Estate IV B.V.

On July 12, 2018, the Group completed a €6.0 million financing agreement, consisting of a loan that is secured by a mortgage on certain data center property in The Netherlands owned by Interxion Real Estate V B.V. and a pledge on rights under the intergroup lease agreement between Interxion Real Estate V B.V., as lessor, and Interxion Nederland B.V., as lessee. The principal amount of the mortgage loan is required to be repaid in four annual instalments of €400,000 commencing July 12, 2019 and a final installment of €4,400,000 which is due on July 1, 2023. The mortgage loan has a variable interest rate based on EURIBOR plus 225 basis points. The financing agreement includes a minimum required debt service capacity ratio of 1.20 to 1.00, based on the operations of Interxion Real Estate V B.V.

Further details are in the Borrowing section (see Note 19).

Market risk

Currency risk

The Group is exposed to currency risk on sales, purchases and borrowings that are denominated in a currency other than the respective functional currencies of Group entities, primarily the euro, but also pounds sterling (GBP), Swiss francs (CHF), Danish kroner (DKK) and Swedish kronor (SEK). The currencies in which these transactions are primarily denominated are EUR, GBP, CHF, DKK, SEK and USD.

Historically, the revenues and operating costs of each of the Group’s entities have provided an economic hedge against foreign currency exposure and have not required foreign currency hedging.

It is anticipated that a number of capital expansion projects will be funded in a currency that is not the functional currency of the entity in which the associated expenditure will be incurred. In the event that this occurs and is material to the Group, the Group will seek to implement an appropriate hedging strategy.

The majority of the Group’s borrowings are euro denominated and the Company believes that the interest on these borrowings will be serviced from the cash flows generated by the underlying operations of the Group, the functional currency of which is the euro. The Group’s investments in subsidiaries are not hedged.

Interest rate risk

Following the issue of the Senior Notes, the Group is not exposed to significant variable interest rate expense for borrowings.

The Group has a number of mortgages which have variable interest rates, based on EURIBOR plus individual margins. These mortgages are disclosed in “Liquidity Risk—Mortgages” and Note 20 “Financial Instruments”.

Other risks

Price risk

There is a risk that changes in market circumstances, such as strong unanticipated increases in operational costs, construction of new data centers or churn in customer contracts, will negatively affect the Group’s income. Customers individually have short-term contracts that require notice before termination. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

The Group is a significant user of power and is exposed to increases in power prices. It uses independent consultants to monitor price changes in electricity and seeks to negotiate fixed-price term agreements with the power supply companies, not more than for own use, where possible. The risk to the Group is mitigated by the contracted ability to recover power price increases through adjustments in the pricing for power services.

Capital management

The Group has a capital base comprising its equity, including reserves, Senior Notes, mortgage loans, finance leases and committed debt facilities. It monitors its solvency ratio, financial leverage, funds from operations and net debt with reference to multiples of its previous 12 months’ Adjusted EBITDA levels. The Company’s policy is to maintain a strong capital base and access to capital in order to sustain the future development of the business and maintain shareholders’, creditors’ and customers’ confidence.

The principal use of capital in the development of the business is through capital expansion projects for the deployment of further Equipped space in new and existing data centers. Major capital expansion projects are not initiated unless the Company has access to adequate capital resources to complete the project, and the projects are evaluated against target internal rates of return before approval. Capital expansion projects are continually monitored before and after completion.

There were no changes in the Group’s approach to capital management during the year.